UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This report updates certain information in the current report on Form 8-K of Franklin Resources, Inc. (the “registrant”) furnished to the Securities and Exchange Commission on July 26, 2007, which attached as Exhibit 99.1 the press release issued on July 26, 2007, announcing the registrant’s preliminary financial results for the fiscal quarter ended June 30, 2007.

Subsequent to July 26, 2007, the registrant and certain subsidiaries resolved a previously disclosed litigation, which will be dismissed pursuant to stipulation. Estimated costs to the registrant associated with such litigation impact certain previously announced financial results for the fiscal quarter ended June 30, 2007, even though the litigation was resolved in the following quarter. Accordingly, set forth below are the registrant’s updated preliminary condensed consolidated income statement results for the three and nine months ended June 30, 2007, reflecting such estimated litigation costs (compared to the previously announced preliminary results from our July 26, 2007 press release).

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except earnings per share data)	Three Months Ended June 30, 2007		Nine Months Ended June 30, 2007
	As Announced (1)	As Updated	As Announced (1)	As Updated
Total operating revenues	$1,639,811	$1,639,811	$4,576,632	$4,576,632
Total operating expenses	1,100,305	1,120,805	3,029,973	3,050,473

Operating income	539,506	519,006	1,546,659	1,526,159
Other income, net	115,515	115,515	319,410	319,410

Income before taxes on income	655,021	634,521	1,866,069	1,845,569
Taxes on income	175,258	166,157	518,640	509,539

Net income	$479,763	$468,364	$1,347,429	$1,336,030

Earnings per Share
Basic	$1.94	$1.89	$5.38	$5.33
Diluted	1.91	1.86	5.31	5.26

(1) As previously announced in the registrant’s press release issued on July 26, 2007.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any filing of the registrant with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information in this particular report is incorporated by reference).

Forward-Looking Statements:

The financial results in this report are preliminary. Statements in this report regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and Franklin’s subsequent Form 10-Q filings.

•	We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•

Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.

•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.

•	The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•

Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.

•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.

•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.

•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.

•

Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: August 3, 2007	/s/ Kenneth A. Lewis
	Name:	Kenneth A. Lewis
	Title:	Senior Vice President, Chief Financial Officer and Treasurer